Exhibit 10.17.8

EXECUTION DRAFT

AMENDMENT NO. 6
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Amendment No. 6 to Amended and Restated Master Repurchase Agreement, dated as of March 29, 2018 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its CAYMAN ISLANDS BRANCH (“CS Cayman”), ALPINE SECURITIZATION LTD (“Alpine”), BARCLAYS BANK PLC (“Barclays”, and together with CS Cayman and Alpine, each, a “Buyer” and collectively, the “Buyers”), DITECH FINANCIAL LLC (the “Seller”) and DITECH HOLDING CORPORATION (formerly known as Walter Investment Management Corp.) (the “Guarantor”).
RECITALS
The Administrative Agent, the Buyers and the Seller are parties to that certain (a) Amended and Restated Master Repurchase Agreement, dated as of November 18, 2016 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Amended and Restated Pricing Side Letter, dated as of November 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of February 9, 2018, by the Guarantor in favor of the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement, and if not defined therein, shall have the meanings given to them in the Guaranty.
The Administrative Agent, the Buyers, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent and the Buyers have required the Guarantor to ratify and affirm the Guaranty on the date hereof.
Accordingly, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
Section 1.Reports.
(a)    Section 17(b)(3) of the Existing Repurchase Agreement is hereby amended by inserting the text “(or, with respect to the fiscal year ending December 31, 2017, one hundred twenty (120))” immediately after the phrase “as soon as available and in any event within ninety (90)”.

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(b)    Section 17(b)(6)(a) of the Existing Repurchase Agreement is hereby amended by inserting the text “(or, with respect to the year ending December 31, 2017, one hundred twenty (120))” immediately after the phrase “no later than ninety (90)”.
SECTION 2.    Conditions Precedent to All Transactions.
(a)    Section 10(b)(2) of the Existing Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
“(2) No Default. No uncured Event of Default or uncured Default under this Agreement shall exist. For the avoidance of doubt, Seller’s or Guarantor’s failure to deliver financial statements for the fiscal period ending December 31, 2017 by no later than 90 calendar days after the end of such fiscal period shall not constitute a Default hereunder; provided that Seller or Guarantor shall deliver such financial statements by no later than 120 days after the end of such fiscal period in accordance with Sections 17(b)(3) and 17(b)(6) hereof, and to the extent not delivered by such 120th day, such failure shall constitute a Default hereunder.”
SECTION 3.    Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
3.1    Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of the Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:
(a)    this Amendment, executed and delivered by the Administrative Agent, the Buyers, the Seller and the Guarantor;
(b)    such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
SECTION 4.    Representations and Warranties. The Seller hereby represents and warrants to the Buyers and the Administrative Agent that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.
SECTION 5.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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SECTION 7.    Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to the Administrative Agent and the Buyers under the Repurchase Agreement and Pricing Side Letter, as amended hereby.
SECTION 8.    Acknowledgement of Certain Accounting Matters.    The Administrative Agent and each Buyer hereby acknowledge that Seller’s financial statements for the month ending February 28, 2018 (the “February 2018 Financials”) may not reflect all of the impacts of fresh start accounting provided for under GAAP in connection with Guarantor’s emergence on February 9, 2018 from its case filed under Chapter 11 of the Bankruptcy Code. The Administrative Agent and each Buyer further acknowledge and agree that any such nonconformity with fresh start accounting with respect to the February 2018 Financials shall not constitute a breach of any representation, warranty or covenant under the Agreement. For the avoidance of doubt, the parties hereto acknowledge and agree that this Section 8 shall only apply with respect to the February 2018 Financials and shall not operate as a waiver or other modification of Seller’s or Guarantor’s obligation to comply with fresh start accounting in accordance with GAAP with respect to any other financial statements delivered under the Agreement.
SECTION 9.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC, as
Administrative Agent
By: /s/ Margaret D. Dellafera
Name:    Margaret D. Dellafera
Title: Authorized Signer
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer
By: /s/ Margaret D. Dellafera
Name:    Margaret D. Dellafera

Title: Authorized Signer
By: /s/ Elie Chau
Name:    Elie Chau
Title: Authorized Signatory
ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York
Branch as Attorney-in-Fact
By: /s/ Erin McCutcheon
Name:    Erin McCutcheon
Title: Director
By: /s/ Elie Chau
Name:    Elie Chau
Title: Authorized Signatory

Signature Page to Amendment No. 6 to Amended and Restated Master Repurchase Agreement

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BARCLAYS BANK PLC, as
a Buyer
By: /s/ Joseph O'Doherty______________
Name:    Joseph O'Doherty
Title: Managing Director

Signature Page to Amendment No. 6 to Amended and Restated Master Repurchase Agreement

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DITECH FINANCIAL LLC, as Seller
By: /s/ Cheryl A. Collins
Name:    Cheryl A. Collins
Title:    SVP & Treasurer

Signature Page to Amendment No. 6 to Amended and Restated Master Repurchase Agreement

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DITECH HOLDING CORPORATION, as Guarantor
By: /s/ Cheryl A. Collins
Name:    Cheryl A. Collins
Title:    SVP & Treasurer

Signature Page to Amendment No. 6 to Amended and Restated Master Repurchase Agreement

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